THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Directors and Officers

Paul Hottinguer                                       Samuel B. Witt III, Esq.**
CHAIRMAN                                              DIRECTOR

Eric R. Gabus+                                        Rodolphe E. Hottinger
VICE CHAIRMAN (NON OFFICER)                           PRESIDENT
                                                      CHIEF EXECUTIVE OFFICER
Paul R. Brenner, Esq.
DIRECTOR                                              Rudolf Millisits
                                                      SENIOR VICE PRESIDENT
Alexandre de Takacsy                                  TREASURER
DIRECTOR
                                                      Philippe Comby
Claude Frey                                           VICE PRESIDENT
DIRECTOR
                                                      Edward J. Veilleux
Baron Hottinger                                       VICE PRESIDENT
DIRECTOR                                              SECRETARY

Claude Mosseri-Marlio                                 Leslie K. Klenk
DIRECTOR                                              ASSISTANT SECRETARY

Didier Pineau-Valencienne*                            Frederick Skillin
DIRECTOR                                              ASSISTANT TREASURER

Stephen K. West, Esq.*
DIRECTOR

------------------------------------------------------
 * Audit Committee member       + Governance Committee
** Audit Committee chairman       chairman

INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Forum Administrative Services, LLC
(member of Citigroup Global Transaction Services)

CUSTODIAN
Swiss American Securities Inc.

TRANSFER AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, New York 10038

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP

INDEPENDENT AUDITORS
Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the "Fund") is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Toronto, Geneva, Vienna, London, and the Bahamas.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas, Suite 400
New York, New York 10020 1-888-SWISS-00
(1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax (212) 332-7931
email: swz@swz.com

WEBSITE ADDRESS
http://www.swz.com

The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

The Fund has earned the Lipper, Inc. award for ranking number one among Western European closed-end funds in ten year performance for the periods ended December 31, 2002, 2001, 2000, 1999, and 1998. The Fund had previously been recognized for its top one year performance in the same category for the year 2000. The Fund also was given Morningstar's overall rating of four stars as of March 31, 2004. Of course, past performance is no guarantee of future results. See page 3 for more information.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Weekly Net Asset Value is also published in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday Edition of THE NEW YORK TIMES.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders

GLOBAL MARKET OVERVIEW

     The economic data released for the end of 2003 showed positive economic growth for most countries, especially the U.S. and Japan. U.S. real Gross Domestic Product ("GDP") grew at an annualized rate of 4.1% in the fourth quarter of last year thanks to private consumption and exports, which benefited from the dollar's decline against most currencies. In Japan real GDP expanded in the fourth quarter at an annualized rate of 7%, its highest growth since 1990, largely due to strong demand from China. Europe's GDP rose by a weak annualized rate of 1.2% in the fourth quarter mainly due to moderate exports.

     During the first quarter, stock markets were a little sluggish, even though economic data was good and earnings releases were positive. The markets have been trading sideways as fundamentals catch up with valuations. In addition geopolitical risk and interest rate risk needed to be factored into the market after the wave of optimism shown by investors at the beginning of the year. In many regards the quarter under review has been the direct opposite of the same period last year. In the U. S., the quarter saw a modest increase of 1.69% for the S&P 500 and a decrease of 0.45% in the NASDAQ. In Switzerland, the Swiss Market Index ("SMI") increased by 2.38% for the quarter, while in Japan the Nikkei average led global markets with a strong 9.7% increase.

SWISS ECONOMIC NOTES

     At its quarterly assessment as of March 18, 2004, the Swiss National Bank ("SNB") decided to leave the target range for the three-month LIBOR unchanged at 0.00% -- 0.75%. For the time being, the three-month LIBOR is to be kept at around 0.25%. The SNB continues to adhere to its expansionary monetary policy in view of the modest potential for inflation and its desire to continue to support the economic recovery in Switzerland.

     The interest rate on the 10-year Confederation bond decreased from 2.90% at the beginning of the year to 2.36% in the middle of March and finished the quarter at 2.60%.

     GDP has been increasing the last three quarters (+ 0.5% in the fourth quarter of 2003), leading to an increase in real GDP at an annualized rate of 1.8%. The main stimuli came from exports and a pick up in domestic demand in the fourth quarter.

     The unemployment rate decreased in each of the last three months and reached a rate of 4.1% in March in comparison to 4.3% in January. This decrease in unemployment rate, together with modest gains in the consumer confidence index, is likely to support growth in private consumption, which, so far, has remained slow.

     The SNB anticipates economic growth of 1.5% -- 2.0% for 2004 and an average annual inflation rate of 0.4% this year, 1.0% in 2005 and 2.3% in 2006.

SWISS MARKET REVIEW AND FUND PERFORMANCE

     The Swiss market performed well during the first quarter as measured in local currency,

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

with increases of 2.38% in the SMI and 3.44% in the Swiss Performance Index ("SPI"). In U.S. dollar terms, however, the SMI decreased by 0.05% and the SPI increased by 0.99%.

     The Fund underperformed the SPI by 0.94%, mainly due to its continuing cautious stance on the financial sector.

     The Fund maintained, for the period ended March 31, 2004, an overall rating of four stars from Morningstar.* The Fund also received Lipper, Inc.'s top ranking for Western European closed-end funds in ten-year performance for the period ended December 31, 2002.** Past performance is no guarantee of future results.

--------------------------------------------------------
                                         YEAR TO DATE
                                       DECEMBER 31, 2003
                                            THROUGH
                                        MARCH 31, 2004
--------------------------------------------------------
 PERFORMANCE IN SWISS FRANCS
 Swiss Performance Index (SPI)               3.44%
--------------------------------------------------------
 Swiss Helvetia Fund
--------------------------------------------------------
  Based on Net Asset Value in Swiss Francs   2.50%
--------------------------------------------------------
 CHANGE IN U. S. DOLLAR VS. SWISS FRANC      2.43%
--------------------------------------------------------
 SWISS HELVETIA FUND PERFORMANCE
   IN U. S. DOLLARS
--------------------------------------------------------
  Based on Market Price                      1.78%
--------------------------------------------------------
  Based on Net Asset Value                   0.07%
--------------------------------------------------------
 S & P 500 Index                             1.69%
--------------------------------------------------------
 MSCI EAFE Index                             4.34%
--------------------------------------------------------
 Lipper European Fund Index (10 Largest)     2.22%
--------------------------------------------------------
 Lipper European Fund Universe Average       2.05%
--------------------------------------------------------

*Morningstar is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance and may change monthly. Its ratings of one
(low) and five (high) stars are based on a fund's three- and five-year average annual total returns with fee adjustments, and a risk factor that reflects fund performance relative to three-month Treasury Bill monthly returns. Only 33% of the funds in an investment category may receive four of five stars. As of March 31, 2004, there were 11 funds in the Fund's asset category rated by Morningstar.

**Lipper, Inc. is an independent fund performance monitor. As of December 31, 2003, there were 8 funds in the Lipper Western European closed-end funds category, which is comprised of funds that concentrate their investments in equity securities whose primary trading markets or operations are in the Western European region or a single country within this region.

COMMENTS ON THE CURRENCY

     U.S. DOLLAR: The U.S. dollar stayed at low levels against all major currencies during the first part of the quarter and started to appreciate in mid-February. During the quarter it increased by more than 2% against the euro and the Swiss franc and, until mid-March, by more than 4% against the Japanese yen.

     SWISS FRANC: The Swiss franc was relatively strong against all major currencies except the U.S. dollar. In mid-March it reached 1.55 against the euro and 2.30 against the pound sterling.

     EURO: During the first quarter, the European Central Bank ("ECB") decided to

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

leave interest rates unchanged despite the fact that a strong euro in 2003 hurt the performance of export industries. The outlook for price stability continues to be favorable and low interest rates support economic recovery in the euro area. Moreover, the ECB is willing to have a low euro in order to be able to compete with the low U.S. dollar.

OUTLOOK

     Barring a major geopolitical event, management is relatively optimistic regarding 2004. However, market action since February has broken 2003's momentum and earnings will have to be strong to support valuations and higher interest rates. The Fund's stance is currently more defensive. Management increased the Fund's weighting in the insurance sector in anticipation of lower claims during a period of modest capacity utilization and average GDP growth (both of which Management expects). In addition, the underwriting cycle has been stronger than expected. Even though pricing power has peaked, premiums have stayed high enough both to insure good profitability and to fund any needed increases in reserves without negatively affecting consensus earnings estimates. The passage to higher interest rates in the U.S. could hurt the performance of financial stocks in the short-term. However, more normal yield levels will benefit the insurance stocks in the medium-term, improving investment returns and margins on most product lines.

STOCK REPURCHASE PROGRAM

     Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio and realizing capital gains in order to fund the repurchases. The Board has authorized the purchase of up to 500,000 shares in 2004. The Fund did not repurchase any of its shares during the first quarter.

Sincerely,

/s/ Paul Hottinguer

Paul Hottinguer

CHAIRMAN

/s/ Rodolphe Hottinger

Rodolphe Hottinger

PRESIDENT AND CHIEF EXECUTIVE OFFICER

March 31st, 2004

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (concluded)

------------------------------------------------------------------------------------------------------------------------
PEER GROUP/INDICES PERFORMANCE COMPARISON IN SWISS FRANCS(1)
------------------------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,                           CUMULATIVE
                        YTD AS OF   ---------------------------------------------------------------      PERFORMANCE
                         3/31/04     2003      2002      2001      2000     1999     1998     1997    12/31/96 - 3/31/04
------------------------------------------------------------------------------------------------------------------------
 SWISS HELVETIA FUND      2.50%     22.54%   (20.40)%   (22.91)%  14.06%   14.70%   15.57%   53.99%         79.45%
------------------------------------------------------------------------------------------------------------------------
 Swiss Performance Index
   (SPI)                  3.44%     22.06%   (25.95)%   (22.03)%  11.91%   11.69%   15.36%   55.19%         63.12%
------------------------------------------------------------------------------------------------------------------------
 Swiss Market Index (SMI) 2.38%     18.51%   (27.84)%   (21.11)%   7.47%    5.71%   14.28%   58.93%         42.52%
------------------------------------------------------------------------------------------------------------------------
 Switzerland iShares(2)
   (Formerly called Webs
    Switzerland)          2.99%     19.14%   (26.23)%   (23.12)%   7.75%   12.22%   11.74%   47.79%         38.96%
------------------------------------------------------------------------------------------------------------------------
 CS Equity Swiss Blue
   Chips(3, 7)            2.06%     18.13%   (28.75)%   (22.12)%  10.97%    7.57%   14.21%   59.90%         45.84%
------------------------------------------------------------------------------------------------------------------------
 UBS Equity Inv.
   Switzerland(4, 7)      3.40%     18.14%   (26.02)%   (22.04)%   7.42%    6.43%   12.75%   55.94%         41.62%
------------------------------------------------------------------------------------------------------------------------
 Pictet Valsuisse(5, 7)   3.20%     20.10%   (27.93)%   (22.35)%   7.34%    9.38%   11.05%   55.65%         40.76%
------------------------------------------------------------------------------------------------------------------------
 Saraswiss (Bank
   Sarasin)(6, 7)         2.21%     19.64%   (28.51)%   (24.45)%   9.72%    7.10%   14.41%   53.57%         36.36%

1 PERFORMANCE OF FUNDS IS BASED ON CHANGES IN THE FUND'S NAV OVER A SPECIFIED PERIOD. IN EACH CASE TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS. FUNDS LISTED, OTHER THAN SWITZERLAND ISHARES, ARE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION. PERFORMANCE AND DESCRIPTIVE INFORMATION ABOUT THE FUNDS ARE DERIVED FROM THEIR PUBLISHED INVESTOR REPORTS AND WEBSITES, WHICH ARE SUBJECT TO CHANGE.

2 SWITZERLAND ISHARES ARE TRADED ON THE NEW YORK STOCK EXCHANGE AND INVEST IN MOST OF THE SAME STOCKS LISTED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL (SWITZERLAND) INDEX. THESE STOCKS REPRESENT SWITZERLAND'S LARGEST AND MOST ESTABLISHED PUBLIC COMPANIES, ACCOUNTING FOR APPROXIMATELY 85% OF THE MARKET CAPITALIZATION OF ALL OF SWITZERLAND'S PUBLICLY TRADED STOCKS. PERFORMANCE OF ISHARES IS CALCULATED BASED UPON THE DECEMBER 31 CLOSING PRICES EACH YEAR USING THE SWISS FRANC/U.S. DOLLAR EXCHANGE RATE AS OF NOON EACH SUCH DATE, AS REPORTED BY BLOOMBERG. SUCH EXCHANGE RATES WERE AS FOLLOWS: 12/31/96 = 1.35, 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67,
12/31/02 = 1.39, AND 3/31/04 = 1.27.

3 THIS FUND INVESTS IN EQUITIES ISSUED BY LEADING SWISS COMPANIES. STOCK SELECTION IS BASED ON ECONOMIC, SECTOR AND COMPANY ANALYSES. PREFERENCE IS GIVEN TO LARGE-CAP COMPANIES.

4 THIS FUND INVESTS PRIMARILY IN MAJOR SWISS COMPANIES. QUALITY CRITERIA USED FOR DETERMINING RELATIVE WEIGHTINGS OF COMPANIES INCLUDE: STRATEGIC ORIENTATION, STRENGTH OF MARKET POSITION, QUALITY OF MANAGEMENT, SOUNDNESS OF EARNINGS, GROWTH POTENTIAL AND POTENTIAL FOR IMPROVING SHAREHOLDER VALUE. THE INVESTMENT OBJECTIVE SEEKS TO PROVIDE RESULTS THAT ARE ALIGNED WITH THE SPI PERFORMANCE.

5 THIS FUND INVESTS IN SHARES OF SWISS COMPANIES LISTED ON THE SWISS STOCK EXCHANGE (SWX) AND INCLUDED IN THE SPI.

6 THIS FUND INVESTS IN SHARES OF SWISS COMPANIES. IT WEIGHTS INDIVIDUAL SECTORS RELATIVE TO THE SPI ON THE BASIS OF THEIR EXPECTED RELATIVE PERFORMANCE. IT FOCUSES ON LIQUID BLUE-CHIP STOCKS.

7 THESE FUNDS ARE NOT AVAILABLE FOR U.S. RESIDENTS OR CITIZENS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (Unaudited)                               March 31, 2004

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
COMMON STOCKS -- 93.70%
BANKS -- 12.03%

  350,000  CREDIT SUISSE GROUP(2)
           REGISTERED SHARES               $ 12,128,508    3.28%
           A global operating financial
           group.
           (Cost $9,516,917)

  435,000  UBS AG(2)
           REGISTERED SHARES                 32,311,244    8.75%
           Largest Swiss bank. It offers
           consumer, business and
           construction loans, mortgages,
           mutual funds, export and
           structured finance and
           securities brokerage services,
           advises on mergers and
           acquisitions, invests pension
           funds and sponsors credit
           cards.
           (Cost $7,578,949)
                                           ------------  ------
                                             44,439,752   12.03%

BIOTECHNOLOGY -- 3.72%

  116,491  ACTELION LTD.(1,2)
           REGISTERED SHARES                 12,597,598    3.41%
           Pharmaceutical company that
           develops and markets synthetic
           small-molecule drugs against
           diseases related to the
           endothelium. The Company's
           drugs, Veletri and Tracleer,
           are used in the treatment of
           heart and pulmonary
           conditions.
           (Cost $7,794,897)

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------

BIOTECHNOLOGY -- (CONTINUED)

   35,487  CYTOS BIOTECHNOLOGY AG(1)
           REGISTERED SHARES               $  1,141,489    0.31%
           Develops and produces
           biopharmaceuticals. Produces
           vaccines that immunize the
           patient against disease
           related proteins. This
           instructs the immune system to
           produce antibodies to reverse
           or prevent disease
           progression.
           (Cost $1,433,020)
                                           ------------  ------
                                             13,739,087    3.72%

CHEMICALS -- 6.45%

   30,000  LONZA GROUP AG
           REGISTERED SHARES                  1,530,963    0.42%
           The leading supplier of active
           chemical ingredients,
           intermediaries, and
           biotechnology solutions to the
           pharmaceutical and
           agrochemical industries.
           (Cost $1,535,111)

   16,783  SIKA AG
           BEARER SHARES                      8,213,648    2.22%
           Leading producer of
           construction chemicals.
           (Cost $4,237,473)

  192,931  SYNGENTA AG(2)
           REGISTERED SHARES                 14,071,772    3.81%
           Produces herbicides,
           insecticides and fungicides,
           and seeds for field crops,
           vegetables, and flowers.
           (Cost $12,234,006)
                                           ------------  ------
                                             23,816,383    6.45%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (Unaudited) (continued)                   March 31, 2004


                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
CONSTRUCTION -- 4.54%

   20,758  GEBERIT AG
           REGISTERED SHARES               $ 11,404,324    3.09%
           Manufactures and supplies
           water supply pipes and
           fittings, installation
           systems, drainage and flushing
           systems such as visible
           cisterns, and other sanitary
           systems for the commercial and
           residential construction
           markets.
           (Cost $7,721,250)

  100,000  HOLCIM LTD.
           REGISTERED SHARES                  5,347,910    1.45%
           Produces and markets various
           building materials, in
           addition to providing
           consulting and engineering
           services in all areas of the
           cement manufacturing process.
           (Cost $4,641,188)
                                           ------------  ------
                                             16,752,234    4.54%
FOOD & BEVERAGES -- 15.11%

      300  LINDT & SPRUNGLI AG
           REGISTERED SHARES                  3,013,380    0.82%
           Major manufacturer of premium
           Swiss chocolates.
           (Cost $1,196,399)

  207,000  NESTLE AG(2)
           REGISTERED SHARES                 52,777,361   14.29%
           Largest food and beverage
           processing company in the
           world.
           (Cost $12,427,540)
                                           ------------  ------
                                             55,790,741   15.11%

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------

HEALTH CARE -- 28.23%
1,315,000  NOVARTIS AG(2)
           REGISTERED SHARES               $ 55,844,812   15.12%
           One of the leading
           manufacturers of
           pharmaceutical and nutrition
           products.
           (Cost $16,301,451)

  306,409  PHONAK HOLDING AG
           REGISTERED SHARES                  7,376,938    2.00%
           Designs and produces wireless
           analog and digital hearing
           aids, transmitters, remote
           controls, microphones and
           receivers for use in wireless
           communications within
           broadcasting and sports.
           (Cost $3,226,748)

  420,000  ROCHE HOLDING AG(2)
           DIVIDENDS RIGHTS CERTIFICATES     41,026,957   11.11%
           Worldwide pharmaceutical
           company.
           (Cost $8,467,363)
                                           ------------  ------
                                            104,248,707   28.23%
INDUSTRIAL GOODS & SERVICES -- 7.41%

1,924,725  ABB LTD.(1)
           REGISTERED SHARES                 11,349,170    3.07%
           The holding company for ABB
           Group which is one of the
           largest electrical engineering
           firms in the world.
           (Cost $7,367,303)

   55,000  ADECCO SA(1)
           REGISTERED SHARES                  3,039,034    0.82%
           Leading personnel and
           temporary employment company.
           (Cost $1,638,903)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (Unaudited) (continued)                   March 31, 2004

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
INDUSTRIAL GOODS & SERVICES -- (CONTINUED)
    2,055  BELIMO HOLDING AG
           REGISTERED SHARES               $    965,169    0.26%
           World market leader in damper
           and volume control actuators
           for ventilation and
           air-conditioning equipment.
           (Cost $450,523)

    4,500  KABA HOLDINGS AG
           BEARER SHARES                        835,636    0.23%
           Provides mechanical and
           electronic security systems.
           (Cost $809,667)

   53,000  KUEHNE & NAGEL INTERNATIONAL AG
           REGISTERED SHARES                  7,520,030    2.04%
           Operates sea freight, land and
           rail transportation businesses
           and warehousing and
           distribution facilities.
           (Cost $2,734,725)

    6,598  SGS SOCIETE GENERALE DE
           SURVEILLANCE HOLDING SA
           REGISTERED SHARES                  3,661,360    0.99%
           Provides a variety of
           industrial inspection,
           analysis, testing and
           verification services
           worldwide.
           (Cost $1,709,324)
                                           ------------  ------
                                             27,370,399    7.41%

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------

INSURANCE -- 9.14%
   27,377  CONVERIUM HOLDING AG
           REGISTERED SHARES               $  1,339,838    0.36%
           Offers reinsurance services
           worldwide. Provides accident
           and health, automobile,
           aviation and space, credit and
           surety, general third party
           liability, engineering,
           e-commerce, intellectual
           property, life, marine,
           professional liability and
           property, and catastrophe
           insurance.
           (Cost $1,260,992)

  234,924  SWISS REINSURANCE COMPANY(1,2)
           REGISTERED SHARES                 16,188,866    4.39%
           Second largest reinsurance
           company in the world.
           (Cost $16,575,214)

  102,849  ZURICH FINANCIAL SERVICES AG (1,2)
           REGISTERED SHARES                 16,216,669    4.39%
           Offers property, accident,
           health, automobile, liability,
           financial risk and life
           insurance and retirement
           products.
           (Cost $17,099,830)
                                           ------------  ------
                                             33,745,373    9.14%
RETAILERS -- 2.42%

   78,018  CHARLES VOEGELE HOLDING AG(1)
           BEARER SHARES                      5,234,661    1.42%
           Family apparel retailer which
           focuses on the value-for-money
           segment of the market.
           Operates retail stores in Switzerland, Germany, Austria, and the
           Benelux region.
           (Cost $2,344,330)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (Unaudited) (concluded)                   March 31, 2004

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
RETAILERS -- (CONTINUED)
   24,767  GALENICA HOLDING AG
           REGISTERED SHARES               $  3,699,850    1.00%
           Manufactures and distributes
           prescription and
           over-the-counter drugs,
           toiletries and hygiene
           products.
           (Cost $3,158,881)
                                           ------------  ------
                                              8,934,511    2.42%

TECHNOLOGY -- 4.65%
   35,230  HUBER & SUHNER AG
           REGISTERED SHARES                  2,031,457    0.55%
           Manufactures a wide range of
           products, extending from
           cables for energy and
           electrical submission to
           special products such as
           rubber.
           (Cost $2,032,890)

  272,765  LOGITECH INTERNATIONAL SA(1,2)
           REGISTERED SHARES                 12,369,538    3.35%
           Manufactures personal computer
           input devices, as well as
           producing trackballs, desktop
           publishing programs and
           related software.
           (Cost $9,769,349)

   24,180  MICRONAS SEMICONDUCTOR HOLDING AG (1)
           REGISTERED SHARES                  1,143,294    0.31%
           Develops and manufactures a
           wide range of semiconductors
           and modules used by the
           automotive and consumer goods
           industries.
           (Cost $520,759)

                                                         Percent
 No. of                                                  of Net
 Shares               Security                Value      Assets
----------------------------------------------------------------

TECHNOLOGY -- (CONTINUED)

  207,012  TEMENOS GROUP AG(1)
           REGISTERED SHARES               $  1,609,558    0.44%
           Provides integrated software
           for the banking sector.  Develops,
           distributes, implements, and
           supports its process-oriented
           real-time enterprise software
           designed for the management of
           administrative tasks in Europe,
           North America, Asia, and the
           Middle East.
           (Cost $1,466,606)
                                           ------------  ------
                                             17,153,847    4.65%

           TOTAL COMMON STOCKS
           (Cost $167,251,608)             $345,991,034   93.70%

           OTHER ASSETS IN EXCESS OF
           LIABILITIES                       23,270,528    6.30%
                                           ------------  ------

           NET ASSETS                      $369,261,562  100.00%
                                           ============  ======

--------------------------------------------------------------------------------
(1) NON-INCOME PRODUCING SECURITY
(2) ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan

THE PLAN

     The Fund's Dividend Reinvestment Plan (the "Plan") offers a convenient way for you to reinvest your capital gains distributions and ordinary income dividends in additional shares of the Fund.

     Some of the Plan features are:

     - Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares.

     - You will receive shares valued at the lower of the Fund's net asset value or the Fund's market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

     - Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.

     -    You may terminate participation in the Plan at any time.

     The following are answers to frequently asked questions about the Plan.

HOW DO I ENROLL IN THE PLAN?

     If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

HOW DOES THE PLAN WORK?

     Any dividends or distributions you receive will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund's market price and its net asset value per share on the record date of the distribution or dividend, as described below:

     - If the net asset value is greater than the market price (the Fund is trading at a discount), AST as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

     - If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.

     - If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.

     - If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

     If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund's market

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (concluded)

price increases to a level above the net asset value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

WILL THE ENTIRE AMOUNT OF MY DISTRIBUTION OR DIVIDEND BE REINVESTED?

     The entire amount of your distribution or dividend will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

HOW CAN I SELL MY SHARES?

     You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

DOES PARTICIPATION IN THE PLAN CHANGE THE TAX STATUS OF MY DISTRIBUTIONS OR DIVIDENDS?

     No. The distributions and dividends are paid in cash and their taxability is the same as it would be if you received the cash. It is only after the payment that AST reinvests the cash for your account.

HOW CAN I GET CERTIFICATES FOR THE SHARES IN THE PLAN?

     AST  will  issue   certificates   for  whole  shares  upon  your   request.
Certificates for fractional shares will not be issued.

IS THERE ANY CHARGE TO PARTICIPATE IN THE PLAN?

     There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST's open market purchases of shares for your Plan account.

HOW CAN I DISCONTINUE MY PARTICIPATION IN THE PLAN?

     Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

WHERE CAN I DIRECT MY QUESTIONS AND CORRESPONDENCE?

     Contact your broker, or contact AST as follows:

     By mail:
       American Stock Transfer & Trust Company
       PO Box 922
       Wall Street Station
       New York, New York 10269-0560

     Through the Internet:
       www.amstock.com

     Through AST's automated voice response system: 1-888-556-0425

     AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

            A SWISS                               THE SWISS
          INVESTMENTS                   ---------------------------
              FUND                                HELVETIA
                                        ---------------------------
                                                 FUND, INC.
                                        ---------------------------
                                                 www.swz.com


        THE SWISS HELVETIA FUND, INC.
              EXECUTIVE OFFICES
        The Swiss Helvetia Fund, Inc.
         1270 Avenue of the Americas
                  Suite 400
          New York, New York 10020             QUARTERLY REPORT
               1-888-SWISS-00                  FOR THE
               (212) 332-2760                  PERIOD ENDED
             http://www.swz.com                MARCH 31, 2004